Exhibit 10.1
August 30, 2006
PSB Bancorp, Inc.
1835 Market Street
Philadelphia, Pennsylvania 19103
Attention: Anthony DiSandro
Ladies and Gentleman:
     Conestoga Bancorp, Inc., a Pennsylvania corporation (“Conestoga”), Conestoga Bank, a Pennsylvania bank and a wholly-owned subsidiary of Conestoga, FP Acquisition Corp., a Pennsylvania corporation and a direct wholly-owned subsidiary of Conestoga (“Merger Sub”), and PSB Bancorp, Inc. (“PSB”) have entered into an Agreement and Plan of Merger dated as of August 30, 2006 (“Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into PSB (the “Merger”). PSB will be the surviving corporation and will continue its corporate existence under the laws of the Commonwealth of Pennsylvania.
     Conestoga has required, as an essential condition and inducement to its execution and delivery to PSB of the Agreement, that the undersigned execute and deliver to PSB this letter agreement (the “Letter Agreement”). The undersigned and PSB acknowledge that Conestoga is an intended third-party beneficiary of this Letter Agreement.
     The undersigned, in order to induce Conestoga to execute the Agreement, and intending to be legally bound, hereby irrevocably:
     (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of PSB called to vote for approval of the Agreement and the Merger so that all shares of common stock of PSB then owned by the undersigned or over which the undersigned exercises voting control (collectively, “Shares”) will be counted for the purpose of determining the presence of a quorum at such meetings, and agrees to vote or cause to be voted all such Shares, or to execute any written consent of shareholders of PSB, in favor of approval and adoption of the Agreement, approval of the Merger, and approval of the other transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of PSB and the Board of Directors of Conestoga);
     (b) Agrees to vote against any Acquisition Proposal (as defined in the Agreement) and any other transaction or proposal involving PSB or its subsidiaries that would prevent, nullify, materially interfere with or delay the Merger or the other transactions contemplated by the Agreement;
     (c) Agrees not to rescind or amend in any manner any prior vote or written consent, as a shareholder of PSB, to approve or adopt the Agreement, approve the Merger or approve any other transactions contemplated by the Agreement;

     (d) Agrees to use reasonable best efforts to cause the Merger to be completed;
     (e) Except as required by law, agrees that the undersigned will not, and will not permit any company, trust or other entity controlled by the undersigned to, contract to sell, sell, assign, pledge, hypothecate or otherwise transfer or dispose or encumber any of the Shares or any interest therein or any voting rights with respect thereto, other than pursuant to a gift where the donee has agreed in writing to abide by the terms of this Agreement; and provided that subsequent to the shareholders meeting of PSB held in connection with the vote on the Agreement, the undersigned shall be permitted to transfer, dispose or encumber up to 10,000 Shares.
     (f) Represents that the undersigned has the power, authority and capacity to enter into this Letter Agreement and perform his or her obligations hereunder and that this Letter Agreement has been duly executed and delivered by the undersigned and is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors’ rights and general equitable principles;
     (g) Represents that neither the execution and delivery of this Letter Agreement nor compliance with the terms hereof by the undersigned will (a) violate, conflict with or result in a breach, or constitute a default under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement binding the undersigned or his or her properties or assets or (b) except for filings with the SEC, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity (as defined in the Agreement), except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay the performance by the undersigned of any of his or her obligations under this Letter Agreement; and
     (h) Represents that (i) the undersigned is the record or beneficial owner of ___ Shares as of the date hereof (exclusive of the 2006, allocation under the PSB employee stock ownership plan, if any), free and clear of any mortgage, lien, pledge, charge, encumbrance, security interest or other adverse claim; (ii) as of the date hereof, the undersigned does not own, of record or beneficially, any shares of outstanding capital stock of PSB other than such Shares; (iii) the undersigned has sole power of disposition and sole voting power (to the extent such securities have voting power), in each case with respect to all of such Shares and with no restrictions on such rights; (iv) none of the Shares are subject to any agreement, arrangement or restriction with respect to the voting of such Shares, except as contemplated by this Letter Agreement; and (v) there are no agreements or arrangements of any kind, contingent or otherwise, obligating the undersigned to transfer or cause to be transferred any of such Shares, and no person has any contractual or other right or obligation to purchase or otherwise acquire any of such Shares.
     In the event the undersigned becomes the legal or beneficial owner of (i) any additional shares of capital stock or other securities of PSB, (ii) any securities which may be converted into or exchanged for such shares or other securities or (iii) any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, such shares or other securities, then the terms of this Letter Agreement shall apply to any of such additional securities and such additional securities shall be considered Shares for purposes hereof.

     It is understood and agreed that the provisions of this Letter Agreement relate solely to the capacity of the undersigned as a shareholder or other beneficial owner of shares of PSB common stock and is not in any way intended to affect the exercise by the undersigned of the undersigned’s responsibilities as a director or officer of PSB. It is further understood and agreed that this Letter Agreement is not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of PSB common stock controlled by the undersigned as of the date hereof and identified on the signature page hereto.
     This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.
     This Letter Agreement shall inure to the benefit of PSB and Conestoga, and shall be binding on the undersigned and his or her executors, personal representatives, administrators, heirs, legatees, guardians and other personal representatives. This Letter Agreement shall survive the death or incapacity of the undersigned.
     The undersigned agrees that, in the event of his or her breach of this Letter Agreement, PSB shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law for a violation of this Letter Agreement, and irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond and further agrees that, if any bond shall be required, such bond shall be in a nominal amount.
     This Letter Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to its law or principles of conflict of laws.
     THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS LETTER AGREEMENT.
     If any term or provision of this Letter Agreement is held to be invalid, illegal, incapable of being enforced by any rule of law, or public policy, or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Letter Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Letter Agreement in that jurisdiction or the validity or enforceability of this Letter Agreement, including that provision, in any other jurisdiction.
     This Letter Agreement shall terminate on the earlier to occur of (i) the effective date of the Merger and (ii) termination of the Agreement.
     This Letter Agreement constitutes the entire agreement between the undersigned and PSB with respect to the subject matter hereof.
     Please confirm, intending to be legally bound, that the foregoing correctly states the understanding between the undersigned and PSB by signing and returning to the undersigned a counterpart hereof.

Very truly yours,

Name:

Accepted as of this 30th day of August, 2006:
PSB Bancorp, Inc.

By:

	Name:	Anthony DiSandro
	Title:	President
Number of Shares subject to fiduciary responsibilities: